   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2004


                            W. R. BERKLEY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-15202                 22-1867895
      --------------                 ----------------        -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
      of incorporation)                    Number)           Identification No.)


                 475 STEAMBOAT ROAD, GREENWICH, CT               06830
              ---------------------------------------          ----------
              (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

      Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to its initial estimate of losses attributable to Hurricanes Frances and Ivan. The press release was issued on September 21, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      99.1  Press Release, dated September 21, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By:  /s/    Eugene G. Ballard
                                             ----------------------------
                                             Name:  Eugene G. Ballard
                                             Title: Senior Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer


Date: September 22, 2004

                                  EXHIBIT INDEX


Exhibit:
--------
99.1             Press Release dated September 21, 2004